BACAP OPPORTUNITY STRATEGY, LLC

                SUPPLEMENT TO PROSPECTUS DATED DECEMBER 29, 2003


     The 2002 performance information presented in the table entitled, "Composite Performance Record of Alkeon Accounts" (the "Table") which appears in "Appendix B - Performance Information" of the Prospectus is replaced by the following:




                           ALKEON                      NASDAQ
                          COMPOSITE                   COMPOSITE
CALENDAR YEAR              (2)(3)                     INDEX (4)         S&P 500 INDEX (5)
-------------         ----------------               ---------            ---------

2002                       -5.61%                     -31.13%              -22.10%




Please refer to the Table in the Prospectus for the applicable notes to the indicated performance information.



                  THE DATE OF THIS SUPPLEMENT IS MARCH 31, 2004.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.